SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MCCLATCHY NEWSPRS A

                    GAMCO INVESTORS, INC.
                                 2/11/03           20,000-           54.1658
                                 2/11/03            1,000-           54.1070
                                 2/10/03            5,000-           54.5324
                                 2/04/03              300-           55.6600
                                 1/31/03            2,000-           56.0515
                                 1/29/03              500-           54.5100
                                 1/28/03              500-           54.6360
                                 1/27/03            1,500-           54.5847
                                 1/24/03              600-           54.0000
                                 1/23/03              200-           54.1700
                                 1/22/03              500-           54.3000
                                 1/22/03              400-           54.3325
                                 1/14/03              300-           56.9500
                                 1/10/03              300-           56.9800
                                12/31/02              500-           56.6180
                                12/30/02            1,000-             *DO
                                12/30/02              200-           56.8200
                                12/26/02              500-           57.5000
                                12/13/02              200-           56.3000
                                12/12/02              300-           55.6700
                     GABELLI FUNDS, LLC.
                         GABELLI EQUITY INCOME FUND
                                 1/06/03            1,000            57.8500


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.